UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2020

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-38160	74-3064240
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street	Suite 600
Seattle	WA		98101
(Address of principal executive offices)			(Zip Code)

(206)	576-8333
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2020, our board of directors approved the following changes to the 2020 compensation of our executive officers:

•	Glenn Kelman, our President and Chief Executive Officer, will forgo his base salary for the remainder of 2020, effective from March 17, 2020.

•	Our executive officers will not be eligible to earn a bonus pursuant to our 2020 Executive Bonus Plan, which was suspended.

Item 7.01 Regulation FD Disclosure.

On March 26, 2020, we published a letter written by Robert Mylod, Jr., our Chairman, for our shareholders discussing our liquidity, RedfinNow's current inventory, and the compensation changes described under Item 5.02, as well as 2020 compensation changes for our board of directors. The contents of the letter are incorporated by reference into this Item 7.01, and a copy of the letter is furnished as Exhibit 99.1 to this report.

Forward-Looking Statements

Mr. Mylod's letter contains forward-looking statements within the meaning of federal securities laws, including a statement about us accelerating our market share gains. We believe our expectations related to these forward-looking statements are reasonable, but actual results may turn out to be materially different. A significant factor that could cause actual results to differ materially is the adverse impact of COVID-19 on the U.S. economy, the residential real estate industry, and our business. For other factors, please see the risks and uncertainties identified under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2019, which is available on our Investor Relations website at http://investors.redfin.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this report. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Letter to shareholders from Robert Mylod, Jr.
104	Cover page interactive data file, submitted using inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: March 26, 2020	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer